UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 11, 2012 (June 8, 2012)

SMTC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-31051	98-0197680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

635 Hood Road
Markham, Ontario, Canada L3R 4N6
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (905) 479-1810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 8, 2012, SMTC Corporation (the “Company”) closed the purchase of certain manufacturing assets from Alco Electronics Ltd. (“Alco”) and entered into a facility lease for its plant located in Dongguan, China. The Company had previously operated this facility under a manufacturing relationship with Alco and will now assume full control over its operations through its wholly owned subsidiary, SMTC Electronics (Dongguan) Company Limited, a Wholly Foreign Owned Enterprise registered in the People’s Republic of China.

The Company has determined that this transaction does not constitute a “significant amount” which would require disclosures under Item 2.01 of the Form 8-K, but has furnished this information that it has deemed of importance to security holders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2012	SMTC CORPORATION

	By:	/S/ Alex Walker
	Name:	Alex Walker
	Title:	Co-President, Co-Chief Executive Officer